Exhibit 99.1

STOCK PURCHASE AGREEMENT

Conceptus, Inc.
1021 Howard Avenue
San Carlos, CA  94070

Ladies & Gentlemen:

The undersigned,                              (the “Investor”), hereby confirms its agreement with you as follows:

1.                                       This Stock Purchase Agreement (together with Annex I and its exhibits attached hereto, the “Agreement”) is made effective as of August 9, 2005 between Conceptus, Inc., a Delaware corporation (the “Company”), and the Investor.

2.                                       The Company has authorized the issuance and sale of up to 3,186,389 shares (the “Shares”) of common stock of the Company, $0.003 par value per share (the “Common Stock”), subject to adjustment by the Company’s Board of Directors, to certain investors in a private placement (the “Offering”).

3.                                       The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor                      Shares, for a purchase price of $         per share, or an aggregate purchase price of $                      , pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein.  Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor’s name and address as set forth below.

4.                                       The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member.  Exceptions:

.

(If no exceptions, write “none.”  If left blank, response will be deemed to be “none.”)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

“INVESTOR”

By:
Print Name:
Title:
Address:
Tax ID No.:
Contact name:
Telephone:
Name in which shares should be registered
(if different):

AGREED AND ACCEPTED:

CONCEPTUS, INC.

By:
Mark Sieczkarek
President and Chief Executive Officer

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1.                                       Authorization and Sale of the Shares.  Upon the terms and subject to the conditions of this Agreement, the Company has authorized the sale of up to 3,186,389 Shares.  The Company reserves the right to increase or decrease this number.

2.                                       Agreement to Sell and Purchase the Shares; Subscription Date.

2.1                                 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions hereinafter set forth, the number of Shares set forth on the signature page hereto at the purchase price set forth on such signature page.

2.2                                 The Company is entering into this same form of Stock Purchase Agreement with certain other investors (the “Other Investors”) effective as of the date hereof (the “Subscription Date”) and expects to complete sales of Shares to them; provided that the Company may sell Shares to the Other Investors who are directors and officers at a price of $8.00 per share and to the remaining Other Investors at $7.20 per share.  (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Stock Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”)

3.                                       Delivery of the Shares at Closing.  The completion of the purchase and sale of the Shares (the “Closing”) shall occur (the “Closing Date”) on the third business day after the Subscription Date (or upon such earlier date as the Company and the Investors shall agree), at the offices of the Company’s counsel.  At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth on the signature page hereto, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page hereto, in the name of a nominee designated by the Investor.  The Company’s obligation to issue the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder as set forth on the signature page hereto; provided, however, that any Investor subject to the Investment Company Act of 1940, as amended (the “Investment Act”), shall not be required to deliver the applicable purchase price prior to the physical delivery and review by Investor of the certificates representing the Shares purchased by such Investor, in compliance with the provisions of the Investment Act; (b) completion of the purchases and sales under the Agreements with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.  The Investor’s obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor (provided that no such waiver shall be deemed given unless in writing and executed by the Investor): (a) receipt by the Investor of a counter-signed copy of this Agreement executed by the Company; (b) receipt by the Investor of one or more stock certificates representing the number of Shares set forth on the signature page hereto; (c) receipt by the Investor of an opinion letter, dated as of the Closing Date, from Latham & Watkins LLP, counsel to the Company, in form and substance reasonably satisfactory to the Investor; (d) the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing; (e) on the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by the Agreements; (f) the Company shall have delivered to the Investors its certificate, dated the Closing Date, duly executed by its Chief Executive Officer to the effect set forth in clause (d) above; (g) the receipt by the Investors of a certificate, dated the Closing Date, of the Secretary or Assistant Secretary of the Company certifying (i) the certificate of incorporation and bylaws of the Company as in effect on the Closing Date, (ii) all resolutions of the board of directors (and committees thereof) of the Company relating to the Agreements and the transactions contemplated thereby and (iii) the incumbency of all officers of the Company executing the Agreements and any other agreement or document contemplated thereby; and (h) a minimum investment at Closing of not less than $22,000,000.

4.                                       Representations, Warranties and Covenants of the Company.  The Company hereby represents and warrants to, and covenants with, the Investor as of the Closing Date, as follows:

4.1                                 Organization.  Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”))  is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization.  Each of the Company and its Subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries, considered as one enterprise, or a material adverse effect upon the Company’s ability to perform in any material respect its obligations under the Agreements, and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

4.2                                 Due Authorization.  The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3                                 Non-Contravention.  The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Company or any Subsidiary is subject.  No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of the Agreements and the valid issuance and sale of the Shares to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws.  The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or, except for Delaware General Corporate Law Section 203, the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Agreements, including without limitation the Company’s issuance of the Shares and the Investors’ ownership of the Shares.

4.4                                 Reporting Status.  The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the 12 months preceding the date of this Agreement.  The following documents complied in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under where they were made not misleading, except to the extent that information contained in any such document has been revised or superseded by a later filed SEC Document (as defined below):

(i)                         The Company’s Annual Report on Form 10-K for the year ended December 31, 2004, including the exhibits thereto (the “Form 10-K”); and

(ii)                      all other documents, including the exhibits thereto, filed by the Company with the SEC since December 31, 2004 pursuant to the reporting requirements of the Exchange Act (together with the Form 10-K, the “SEC Documents”).

The SEC Documents (together with press releases and other documents made publicly available by the Company), when taken together as a whole, as of the date hereof, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

4.5                                 Capitalization.  As of  June 30, 2005, the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 3,000,000 shares of preferred stock, par value $.003 per share, of the Company (the “Preferred Stock”).  As of July 27, 2005, there were approximately (i)  25,703,311  shares of Common Stock issued and outstanding, (ii) no shares of Preferred Stock issued and outstanding, (iii)  7,360,000 shares of Common Stock reserved for issuance under the Company’s 2001 Equity Incentive Plan, 1993 Stock Plan and 1995 Directors’ Option Plan, including 3,599,216 shares issuable upon exercise of outstanding stock options issued by the Company to current or former employees, consultants and directors of the Company and its Subsidiaries, (iv) an aggregate of 100,779 shares of Common Stock reserved for issuance pursuant to the Company’s 1995 Employee Stock Purchase Plan, a portion of which are issued and outstanding, and (v) no other shares or options, warrants or other rights to acquire shares of capital stock of the Company or securities convertible into capital stock of the Company.  Since July 27, 2005, the Company has not issued any shares or options, warrants or other rights to acquire shares of capital stock of the Company or securities convertible into capital stock of the Company other than (i) pursuant to option exercises, (ii) the Shares, as contemplated by the Agreements, (iii) such securities as may be issued automatically to the new director elected to the Board, as contemplated by Section 8 hereof and shares of restricted stock granted to directors and (iv) ordinary course grants of options to non-management employees.  The Company is, directly or indirectly, the registered and beneficial owner of all of the outstanding shares of capital stock of each of its Subsidiaries.

All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable, free from any liens or any other encumbrances created by the Company with respect to the issuance and delivery thereof and not subject to preemptive rights.  Other than as disclosed in the SEC Documents, there are no outstanding rights, options, warrants, preemptive rights, rights of first refusal agreements, commitments or similar rights for the purchase or acquisition from the Company of any securities of the Company.  The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements will be duly and validly issued, fully paid and nonassessable, free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under federal or state securities laws as a result of the private placement of the Shares to the Investors).  No preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the Shares or the issuance and sale thereof.  No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares.  Except as set forth in the SEC Documents, no holder of any of the securities of the Company or any of its Subsidiaries has any rights (“demand,” “piggyback” or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration Statement (as defined in Section 7.1 hereof).

4.6                                 Legal Proceedings.  There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary or any officer or director of the Company or any Subsidiary in their capacity as such officer or director is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the SEC Documents.  There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body (including, without limitation, the SEC) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Agreements.

4.7                                 No Violations.  Neither the Company nor any Subsidiary is in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the business, operations, assets or prospects or financial condition of the Company and its Subsidiaries, considered as one enterprise, or is in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound, which would be reasonably likely to have a material adverse effect upon the business, operations, assets or prospects or financial condition of the Company and its Subsidiaries, considered as one enterprise.  The Company is in compliance with all provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder and with all provisions of the NASD (as defined in Section 4.12 hereof), in each case as to which the Company is required to be in compliance.  The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the last day of the fiscal period (such date, the “Evaluation Date”) covered by the most recently filed periodic report under the Exchange Act.  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

4.8                                 Governmental Permits, Etc.  Each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted, except where the failure to currently possess could not reasonably be expected to have a material adverse effect upon the business, operations, assets or prospects or financial condition of the Company and its Subsidiaries, considered as one enterprise (the “Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

4.9                                 Intellectual Property.  Each of the Company and its Subsidiaries owns or possesses sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, “Intellectual Property”) that are necessary for the conduct of its business as now conducted except where the failure to currently own or possess would not have a material adverse effect on the financial condition, business, operations, assets or prospects of the Company and its Subsidiaries considered as one enterprise, free and clear of any liens, encumbrances, claims, security interests or restrictions, except for such as do not materially interfere with the conduct of the Company’s business as presently conducted and as currently proposed to be conducted by the Company.  Except as set forth in the SEC Documents, (i) neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, any infringement of asserted rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a material adverse effect on the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries considered as one enterprise and (ii) neither the Company nor any of its Subsidiaries has received any notice of any infringement rights by a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a material adverse effect upon the business, operations, assets or prospects or financial condition of the Company and its Subsidiaries, considered as one enterprise.

4.10                           Financial Statements.  The financial statements of the Company and the related notes thereto included in the SEC Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified.  Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as set forth in the SEC Documents and subject in the case of unaudited financial statements, to normal year-end audit adjustments.

4.11                           No Material Adverse Change.  Except as disclosed in the SEC Documents, since March 31, 2005 there has not been (i) any material adverse change, or any event, development or circumstance which could reasonably be expected to result in a material adverse change, in the financial condition, earnings or prospects of the Company and its Subsidiaries considered as one enterprise nor has any material adverse event occurred to the Company or its Subsidiaries, (ii) any material adverse event affecting the Company or any of its Subsidiaries, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise or (vi) any notice from or by the Securities and Exchange Commission and/or any other state or federal securities regulatory agency, the NASD and/or the Nasdaq with respect to (a) any investigation of the Company’s activities or financial results, (b) the Company’s compliance with applicable laws, rules or regulations or (c) issues regarding the continued trading of the Common Stock on the Nasdaq National Market.  Except as disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries has (i) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its material properties, tangible or intangible, or rights under any material contract, permit, license, franchise or other agreement or (ii) waived or cancelled any indebtedness or other obligations owed to the Company or any such Subsidiary.

4.12                           NASDAQ Listing.  The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the “Nasdaq National Market”), trading in the Common Stock has not been suspended, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor to the Company’s knowledge is the National Association of Securities Dealers, Inc. (“NASD”) currently contemplating terminating such listing.  The Company and the Common Stock meet the criteria for continued listing and trading on the Nasdaq National Market.

4.13                           Listing of the Shares.  The Company shall comply with all requirements of the National Association of Securities Dealers, Inc. with respect to the issuance of the Shares and the listing thereof on the Nasdaq National Market.  In furtherance thereof, the Company shall use its best efforts to take such actions as may be necessary and as soon as practicable and in no event later than 20 days after the Closing Date (if not filed prior to the Closing Date) to file with the Nasdaq National Market an application or other document required by the Nasdaq National Market and pay all applicable fees when due for the listing of the Shares with the Nasdaq National Market and shall provide evidence of such filing to the Investors.  The Company knows of no reason why the Shares will not be eligible for listing on the Nasdaq National Market.  Company stockholder approval for the transactions contemplated by this Agreement will not be required.

4.14                           No Manipulation of Stock.  The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

4.15                           S-3 Status.  The Company meets the requirements for the use of Form S-3 for the registration of the resale of the Shares by the Investors and will use its best efforts to maintain S-3 status with the SEC during the Registration Period (as defined in Section 7.1(c)).

4.16                           Insurance.  The Company maintains and will continue to maintain insurance against loss or damage by fire or other casualty and such other insurance, including, but not limited to, product liability insurance, in such amounts and covering such risks as is reasonably adequate consistent with industry practice for the conduct of its business and the value of its properties, all of which insurance is in full force and effect.

4.17                           Tax Matters.  The Company has filed all material federal, state and local income and franchise and other tax returns required to be filed and has paid all taxes due in accordance therewith, and no tax deficiency has been determined adversely to the Company which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company, might have) a material adverse effect on the condition (financial or otherwise), earnings, operations, business or prospects of the Company and its Subsidiaries considered as one enterprise.

4.18                           Investment Company.  The Company is not, and immediately after receipt of the payments for the Shares will not be, an “investment company” within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.

4.19                           No Registration.  Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Investors in Section 5 hereof, no registration of the Shares under the Securities Act is required in connection with the offer and sale of the Shares by the Company to the Investors as contemplated by the Agreements.  Other than the Investors, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company on the Registration Statement (as defined in Section 7.1 below).

4.20                           Internal Accounting Controls.  The Company and its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.21                           Form D; General Solicitation.  The Company agrees to file one or more Forms D with respect to the Shares on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Investors and their counsel promptly after such filing.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising.  The Company has offered the Shares for sale only to the Investors and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

4.22                           Certain Future Financings and Related Actions.

(a)                            The Company will not sell, offer to sell, solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that is or could be integrated with the sale of the Shares in a manner that would require the registration of the Shares under the Securities Act.

(b)                           The Company shall not offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any Common Stock until the later of (x) the 120th day after the Closing Date, and (y) the 60th day after the Registration Statement is declared effective; provided, however, that nothing in this Section 4.22(b) shall prohibit the Company from issuing securities (v) to employees, directors, officers, advisors or consultants of the Company; (w) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement; (x) pursuant to a public offering underwritten on a firm commitment basis registered under the Securities Act; (y) for the purpose of funding the acquisition of securities or assets of any entity in a single transaction or a series of related transactions; or (z) pursuant to a strategic partnership or alliance agreement, loan agreement, equipment lease or similar commercial agreement (including licensing and similar arrangements).

4.23                           Use of Proceeds.  The Company will use the net proceeds from the sale of the Shares for working capital and other general corporate purposes.

4.24                           Disclosure.  All disclosure provided by the Company to the Investors regarding the Company, its business and the transactions contemplated hereby furnished by or on the behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  To the Company’s knowledge, no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their condition (financial or otherwise), results of operations, business, operations, assets or prospects, which, under applicable law, rule or regulation, requires current public disclosure by the Company but which has not been so publicly disclosed.

4.25                           Acknowledgment Regarding Investors’ Purchase of Securities.  Based upon the assumption that the transactions contemplated by this Agreement are consummated in all material respects in conformity with this Agreement, the Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby and thereby is merely incidental to the Investors’ purchase of the Shares.  The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

4.26                           Integration.  The Company shall not, and shall use its best efforts to ensure that none of its affiliates shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Investors or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of the Nasdaq National Market.

4.27                           Securities Laws Disclosure; Publicity.  On the Closing Date, the Company shall file a Current Report on Form 8-K with the Securities and Exchange Commission (the “8-K Filing”) describing the terms of the transactions contemplated by this Agreement and including as exhibits to such Current Report on Form 8-K this Agreement in the form required by the Exchange Act.  Thereafter, the Company shall timely file any filings and notices required by the Securities and Exchange Commission, the NASD or Nasdaq National Market or applicable law with respect to the transactions contemplated hereby and provide or make available copies thereof to the Investors promptly after filing.  The Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any press release without the prior written consent of such Investor; provided, however, that the Investor acknowledges and agrees that the name of such Investor shall be disclosed in the Registration Statement.

5.                                       Representations, Warranties and Covenants of the Investor.

5.1                                 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act and the Investor has the knowledge, sophistication and experience necessary to make, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor is acquiring the number of Shares set forth on the signature page hereto for its own account for investment only and with no present intention of distributing any of such Shares in violation of the Securities Act or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has filled in all requested information on the signature page hereto for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied only upon the SEC Documents, other publicly available information and the representations and warranties of the Company contained herein.  The Investor understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein.

5.2                                 The Investor acknowledges that the Company has represented that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required.  If the Investor is located or domiciled outside the United States it agrees to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

5.3                                 The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement, including Section 7.2 hereof, provided that the Company complies with its obligations under Section 7.1, without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, if applicable, and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith.  The Investor acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that, subject to the limitations of Section 7.2, it must suspend the use of the Prospectus (as defined in Exhibit A) forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus.

5.4                                 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Investors herein may be legally unenforceable.

5.5                                 Investor will not, prior to the effectiveness of the Registration Statement, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a “Disposition”) the Shares in violation of the Securities Act, nor will Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of Shares by the Investor or any other person or entity in violation of the Securities Act.

5.6                                 Between the time such Investor learned about the Offering and the public announcement of the Offering, such Investor has not taken, and prior to the public announcement of the Offering will not take, any action that has caused or will cause such Investor to have, directly or indirectly, sold or agreed to sell any shares of Common Stock, effected any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock, whether or not, directly or indirectly, in order to hedge its position in the Shares, nor has such Investor, directly or indirectly, caused any person to engaged in any short sales or similar transactions with respect to the Common Stock.

5.7                                 The Investor further represents that no broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Investor.

6.                                       Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive for a period of two (2) years following the Closing Date.

7.                                       Registration of the Shares; Compliance with the Securities Act.

7.1                                 Registration Procedures and Expenses.  The Company shall:

(a)                            subject to receipt of necessary information from the Investors, use its best efforts to prepare and file with the SEC, within 30 days after the Closing Date, a registration statement (the “Registration Statement”) on Form S-3 to enable the resale of the Registrable Shares (as defined below) by the Investors on a delayed or continuous basis under Rule 415 of the Securities Act.  “Registrable Shares” means (a) all shares of Common Stock purchased in the Offering, and (b) any shares of capital stock issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend, merger, consolidation or similar transaction or event or otherwise as a distribution on, in exchange for or with respect to any of the foregoing, in each case held at the relevant time by an Investor;

(b)                           use commercially reasonable best efforts, subject to receipt of necessary information from the Investor, to cause the Registration Statement to become effective within 120 days after the Closing Date;

(c)                            use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith and take all such other actions as may be necessary to keep the Registration Statement current and effective for a period (the “Registration Period”) not exceeding, with respect to each Investor’s Registrable Shares, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the

Securities Act, and (iii) such time as all Registrable Shares held by such Investor have been sold (A) pursuant to a registration statement, (B) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale. Notwithstanding anything herein to the contrary, Section 7.1(c)(i) shall not apply with respect to a Registration Statement effected hereunder for so long as the Company has a contractual obligation  to a non-Investor security holder to keep effective a registration statement  with respect to the resale of such security holder’s shares.

(d)                           promptly furnish to the Investor with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor;

(e)                            promptly take such action as may be necessary to qualify, or obtain, an exemption for the Registrable Shares under such of the state securities laws of United States jurisdictions as shall be necessary to qualify, or obtain an exemption for, the sale of the Registrable Shares in states specified in writing by the Investor;  provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f)                              bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD); (ii) fees and expenses of compliance with federal securities and state “blue sky” or securities laws; (iii) expenses of printing (including printing certificates for the Registrable Shares and Prospectuses), messenger and delivery services and telephone; (iv) all application and filing fees in connection with listing the Registrable Shares on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (v) all fees and disbursements of counsel of the Company and independent certified public accountants of the Company (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance); provided, however, that each Investor shall be responsible for paying the underwriting commissions or brokerage fees, and taxes of any kind (including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of such Investor’s Registrable Shares.  The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any person, including special experts, retained by the Company;

(g)                           advise the Investors, within two business days by e-mail, fax or other type of communication, and, if requested by such person, confirm such advice in writing: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Shares under state securities or “blue sky” laws; and it will promptly use its best efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; (ii) when the Prospectus or any Prospectus Supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; and (iii) after the Company shall receive notice or obtain knowledge of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading;

(h)                           otherwise use its best efforts to comply with all applicable rules and regulations of the SEC;

(i)                               use its best efforts to maintain the quotation of the Registrable Shares on the Nasdaq National Market; and

(j)                               use commercially reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Shares contemplated hereby and to enable the Investors to sell the Shares under Rule 144.

(k)                            The Company further agrees that, in the event that the Registration Statement has not (i) been filed with the SEC within 30 days after the Closing Date or (ii) been declared effective by the SEC within 120 days after the Closing Date (each such event referred to in clauses (i) and (ii), a “Registration Default”), for all or part of each 30-day period (a “Penalty Period”) during which the Registration Default remains uncured, the Company shall issue or pay, as applicable, to each Investor an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by the Investor for its Shares, for each Penalty Period, on a pro-rated basis for the number of days during which there remains a Registration Default.  The Company shall deliver said cash payment to the Investor by the fifth business day after the end of each such Penalty Period.  Notwithstanding anything to the contrary in Section 7.3 or any other provision of this Agreement, provided that the Company complies with its obligations under Section 7.1 and the penultimate sentence under Section 7.2(c) hereof, the payment of cash as provided in this Section 7.1(k) shall be the Investor’s sole and exclusive remedy with respect to any Registration Default; provided, however, that (i) the Investor shall be entitled to seek specific performance and injunctive or other equitable relief and (ii) if the foregoing remedy is deemed unenforceable by a court of competent jurisdiction then the Investor shall have all other remedies available at law or in equity.  The Company’s obligations to pay any liquidated damages or other amounts owing under the Agreements is a continuing obligation of the Company and shall not terminate until all unpaid  liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such liquidated damages or other amounts are due and payable shall have been canceled.  In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with its obligations under this Section 7.1.

7.2                                 Transfer of Shares; Suspension.

(a)                            The Investor agrees that it will not effect any Disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below or otherwise in accordance with the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.  In no event, and notwithstanding anything contained herein to the contrary, will any Company securities owned, held, purchased or otherwise acquired by the Investor (other than the Shares purchased hereunder) be subject to restrictions on transfer pursuant to the terms of this Agreement.

(b)                           Except in the event that paragraph (c) below applies, the Company shall, at all times during the Registration Period, promptly (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

(c)                            Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Registrable Shares pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus.  In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Investor.  In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.2(c).

(d)                           Notwithstanding the foregoing paragraphs of this Section 7.2, the Investor shall not be prohibited from selling Registrable Shares under the Registration Statement as a result of Suspensions on more than two occasions (for two separate suspension events) of not more than 30 days each in any twelve month period.

(e)                            Provided that a Suspension is not then in effect, the Investor may sell Registrable Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares.  Upon receipt of a request therefor, the Company has agreed to provide, at its own expense, an adequate number of current Prospectuses (including documents incorporated by reference therein) to the Investor and to supply copies to any other parties requiring such Prospectuses.

(f)                              In the event of a sale of Registrable Shares by the Investor under the Registration Statement, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Registrable Shares may be properly transferred.

7.3                                 Indemnification.  For the purpose of this Section 7.3:

(i)                                     the term “Selling Stockholder” shall mean the Investor;

(ii)                                  the term “Registration Statement” shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

(iii)                               the term “untrue statement” shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement or Prospectus a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(a)                            The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages, liabilities or expenses to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement and/or omission of a material fact contained in the Registration Statement or Prospectus, (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, or (iii) any breach of any representation, warranty or covenant made by the Company in this Agreement, and the Company will promptly reimburse such Selling Stockholder for any reasonable legal or other expenses incurred in investigating, defending or preparing to defend, settling, compromising or paying any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability or expense arises solely out of, or is based solely upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 5.3 respecting sale of the Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor at least three business days prior to the pertinent sale or sales by the Investor.  Notwithstanding the foregoing, the Company shall not be liable to any Selling Stockholder for any consequential damages solely with respect to losses, claims, damages, liabilities or expenses to which such Selling Stockholder may become subject arising out of, or based upon, any breach of any representation, warranty or covenant made by the Company in this Agreement.

(b)                           The Investor agrees (severally and not jointly with any other Investor) to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages, liabilities or expenses to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise solely out of, or are based solely upon, (i) any failure to comply with the covenants and agreements contained in Section 5.3 hereof respecting sale of the Shares, or (ii) any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by the Investor specifically for use in preparation of the Registration Statement (provided, however, that no Investor shall be liable in any such case for any untrue statement in any Registration Statement or Prospectus if such statement has been corrected in writing by such Investor and delivered to the Company at least three business days prior to the pertinent sale or sales by the Investor), and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying any such action, proceeding or claim.  Notwithstanding the foregoing, (x) the Investor’s aggregate liability pursuant to this subsection (b) and subsection (d) shall be limited to the net amount received by the Investor from the sale of the Shares and (y) the Investor shall not be liable to the Company for any consequential damages solely with respect to losses, claims, damages, liabilities or expenses to which the Company (or any officer, director or controlling person as set forth above) may become subject (under the Securities Act or otherwise), arising out of, or based upon, any failure to comply with the covenants and agreements contained in Section 5.3 hereof respecting sale of the Shares.

(c)                            Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 7.3.  Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person.  After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided further, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties.  In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld.  No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d)                           If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement.  The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), no Investor shall be required to contribute any amount in excess of the net amount received by the Investor from the sale of the Shares.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Investors’ obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

(e)                            The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions.

7.4                                 Rule 144.  For a period of two years following the date hereof, the Company agrees with each holder of Registrable Shares to:

(a)                                  comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

(b)                                 use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements); and

(c)                                  furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.

7.5                                 Termination of Conditions and Obligations.  The conditions precedent imposed by Section 5 or this Section 7 upon Dispositions of the Registrable Shares by the Investor shall cease and terminate as to any particular number of the Registrable Shares and the restrictive legend shall be removed when such Registrable Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Registrable Shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act (provided that such opinion shall not be required if the Company shall be furnished with written documentation reasonably satisfactory to it that such

Registrable Shares are being transferred in a customary transaction exempt from registration under Rule 144 under the Securities Act).

8.                                       Board of Directors.  VantagePoint Venture Partners IV (Q), L.P., VantagePoint Venture Partners IV, L.P. and VantagePoint Venture Partners IV Principals Fund, L.P. (collectively, “VantagePoint”) are each Investors party to this Agreement.  Upon VantagePoint’s acquisition of the Shares under this Agreement, and so long as VantagePoint continues to collectively hold at least 1,500,000 Shares (as adjusted for stock splits, stock dividends, recapitalizations and the like), the Company agrees to use its reasonable best efforts to have a nominee of VantagePoint, reasonably acceptable to the Nominating and Corporate Governance Committee of the Company’s Board of Directors (the “Board”) and the full Board, elected to the Board.  Provided however if at any time while such VantagePoint nominee is serving on the Board, VantagePoint holds less than 1,500,000 Shares (as adjusted for stock splits, stock dividends, recapitalizations and the like), VantagePoint agrees to have its nominee resign from the Board, upon request by the Board. If at any time after VantagePoint’s acquisition of the Shares, a representative of VantagePoint is not a member of the Board, then, so long as VantagePoint continues to collectively hold at least 1,500,000 Shares (as adjusted for stock splits, stock dividends, recapitalizations and the like), VantagePoint shall be entitled to consult with and advise management of the Company on significant business issues, including without limitation management’s proposed quarterly and annual operating plans.  If at any time after VantagePoint’s acquisition of the Shares, a representative of VantagePoint is not a member of the Board, then, so long as VantagePoint continues to collectively hold at least 1,500,000 Shares (as adjusted for stock splits, stock dividends, recapitalizations and the like), and upon request by VantagePoint, management of the Company shall meet with authorized representatives of VantagePoint, at a mutually agreeable time and place, within thirty days after the end of each fiscal quarter of the Company for such consultation and advice and to review the Company’s progress in achieving such plans.

9.                                       Notices.  Except as specifically permitted by Section 7.1(g), all notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

(a)                                  if to the Company, to:

Conceptus, Inc.
1021 Howard Ave.
San Carlos, CA  94070
Attn:  President and Chief Executive Officer
Phone:  (650) 628-4700
Telecopy:  (650) 628-4748

with a copy to:

Latham & Watkins LLP
135 Commonwealth Drive
Menlo Park, CA  94025
Attn:  Ora T. Fisher, Esq.
Phone:  (650) 328-4600
Telecopy:  (650) 463-2600

(b)                                 if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

10.                                 Changes.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

11.                                 Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

12.                                 Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement..

13.                                 Governing Law.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law.

14.                                 Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to such subject matter are expressly cancelled.

15.                                 Finders Fees.  Neither the Company nor the Investor nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder’s fee or commission to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement.

16.                                 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

17.                                 Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Investors, including without limitation and without the need for an express assignment, affiliates of the Investors.  With respect to transfers that are not made pursuant to the Registration Statement, the rights and obligations of an Investor under this Agreement shall be automatically assigned by such Investor to any transferee of all or any portion of such Investor’s Registrable Shares who is a Permitted Transferee (as defined below); provided, however, that within two business days prior to the transfer, (i) the Company is provided notice of the transfer including the name and address of the transferee and the number of Registrable Shares transferred; and (ii) that such transferee agrees in writing to be bound by the terms of this Agreement.  (For purposes of this Agreement, a “Permitted Transferee” shall mean any Person who (a) is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act and (b) is a transferee of at least 20,000 Registrable Shares as permitted under the securities laws of the United States).  Upon any transfer permitted by this Section 17, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee were an Investor.

18.                                 Expenses.  Each of the Company and the Investors shall bear its own expenses in connection with the preparation and negotiation of the Agreement. provided that, notwithstanding the foregoing, the Company agrees to pay the reasonable fees and expenses of one counsel to certain of the Investors, in connection with the negotiation, documentation and consummation of this Agreement and the transactions contemplated hereby, not to exceed $5,000 without the prior written consent of the Company.